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                                                                  EXHIBIT 10.12C

                    FIRST AMENDMENT TO LICENSE AGREEMENT


         THIS FIRST AMENDMENT TO LICENSE AGREEMENT (hereinafter referred to as "First Amendment") is made and entered into this 19th day of October, 1993 by and between GEORGIA TECH RESEARCH CORPORATION, a non-profit corporation organized and existing under the laws of the State of Georgia and with offices at the Georgia Institute of Technology, Centennial Research Building, Atlanta, Georgia 30332-0415 (hereinafter referred to as "GTRC") and SPECTRX, INC., a Delaware corporation and with offices at 6025 Unity Drive, Norcross, Georgia (hereinafter referred to as "Spectrx").

                            W I T N E S S E T H:

         WHEREAS, GTRC and Laser Atlanta Optics, Inc. (hereinafter referred to as "Laser Atlanta") entered into a License Agreement, dated the 7th day of May, 1991, for an invention entitled "Laser Scanner for Early Cataract" (hereinafter referred to as "Technology") which is the subject of GTRC Identification Number 1041 (hereinafter referred to as "License Agreement"). Spectrx, Inc. and Laser Atlanta later entered into an Assignment and Bill of Sale, dated the 16th day of January 1993, in which all of Laser Atlanta's right, title and interest in and to the License Agreement was assigned to Spectrx.

         WHEREAS, Spectrx and GTRC wish to amend the License Agreement to extend the termination date.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and the sum of $1.00 paid by Spectrx to GTRC, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Spectrx and GTRC do mutually agree to amend the License Agreement as follows:

         1. Paragraph 14 of the License Agreement is hereby deleted and the following paragraph 14 is inserted in place thereof:

                 "14.     TERM OF LICENSE

                 Subject to Paragraphs 14 and 15 herein, this Agreement and the license granted hereunder shall continue in full force and effect until the expiration date of the last expiring Patent covering any of the Technology licensed hereunder, provided a Patent is issued. In the event that no Patent is issued, the disclosure in any Patent Application shall remain a Trade Secret and this Agreement shall continue as a license of said Trade Secret for a period of fifteen years from the date of execution of this Agreement. Notwithstanding the foregoing, the obligations of the parties herein relating to confidentiality of Trade Secrets and Confidential Information shall survive any termination of this Agreement."
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         2.      Except as amended by this First Amendment, the License
                 Agreement shall remain in full force and effect pursuant to the terms and provisions thereof.

         IN WITNESS WHEREOF, Spectrx and GTRC have caused this First Amendment to be executed by their duly authorized officers on the day and year first above written.


SPECTRX, INC.                             GEORGIA TECH
                                          RESEARCH CORPORATION


By:   /s/ Mark A. Samuels                 By:    /s/ R.G. Shackelford
    -------------------------------            -------------------------------

Typed Name:    Mark A. Samuels            Typed Name:   R.G. Shackelford
           ------------------------                  -------------------------

Title:   President                        Title:  Assistant Secretary
        ---------------------------              -----------------------------

Date:   10/19/93                          Date:   10/19/93
      -----------------------------             ------------------------------


                                          By:     /s/ Michael T. Lee
                                              --------------------------------

                                          Typed Name: Michael T. Lee
                                                     -------------------------

                                          Title:   Manager, Intellectual
                                                   Property Mark
                                                 -----------------------------

                                          Date:   October 19, 1993
                                                ------------------------------





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